                                                                   Exhibit 10.11

This Lease is a new tenancy as described in Section 1 of the Landlord and Tenant (Covenants) 1995

                                    [LOGO]


                               NABARRO NATHANSON

                            DATED 18th October 1996

                         RAVENSEFT PROPERTIES LIMITED

                                     -to-

                           HOLISTIC SYSTEMS LIMITED


                      ___________________________________

                                     LEASE

                                      of

                               Premises known as
                      The First and Second Floor Offices
                                 The Broadwalk
                            Ealing Broadway Centre
                           Ealing Broadway London W5

                      ___________________________________



                               Nabarro Nathanson
                              50 Stratton Street
                                London W1X 6NX

                              Tel: 0171 493 9933

THIS LEASE made the 10th day of October One thousand nine hundred and ninety six

BETWEEN RAVENSEFT PROPERTIES LIMITED whose registered office is at 5 Strand London WCZN 5AF (hereinafter called "the Landlord" which expression shall where the context so admits include the estate owner for the time being entitled to the reversion immediately expectant on the determination of the term hereby granted) of the one part and HOLISTIC SYSTEMS LIMITED whose registered office is at Suite C Second Floor International House 7 High Street London W5 5DB (Company Registration Number 2062372) (hereinafter called "the Tenant" which expression shall where the context so admits include the person deriving title under it or them) of the other part

WITNESSETH as follows:-

Definitions
-----------

1. IN this Lease save where the context otherwise requires the following words and expressions shall have the meanings assigned to them hereunder:-

     "the Adjoining Building"
     ------------------------

     The Development (other than the Building)

     "the Building"
     --------------

     The land and any buildings erections or other facilities thereon or on parts thereof and anything attached to such buildings (eg canopies) of which the demised premises form part as the same is shown edged yellow on the Plan

     "the Car Park"
     --------------

     means the area hatched green on the Plan

     "the Car Parking Spaces"
     ------------------------

     means twenty-four car parking spaces within the Car Park as the Landlord may from time to time designate

     "the Common Parts"
     ------------------

     The service roads loading bays circulation areas car parks and accesses thereto fire escapes of or appertaining to the Building and any other areas thereof not intended for demise by lease to a lessee (other than the mall)

     "the demised premises"
     ----------------------

     The premises described in Part I of the First Schedule

     "the Development"
     -----------------

     The Shopping Centre being the land and any buildings erections or other facilities thereon or on parts thereof of which the Building forms part as the same is shown edged blue on the Plan

     "this Lease"
     ------------

     this deed and any licence deed or other document supplemental hereto

     "the Lifts"
     -----------

     means the lifts coloured purple on the Plan

     "the nearby premises"
     ---------------------

     The Development (but excluding that part thereof comprising the demised premises) with all land adjoining and neighbouring the Development and any building now or hereafter erected thereon or on some part thereof and any part or parts thereof including any premises erected above the demised premises

     "Open Hours"
     ------------

     means between 8.00 a.m and 6.00 p.m. Monday to Friday inclusive (but not including any English Public holiday)

     "Permitted Part"
     ----------------

     means either:-

     (i) that part of the Demised Premises on the first floor of the Building together with the right to use twelve Car Parking Spaces: or

     (ii) this part of the Demised Premises on the second floor of the Building together with the right to use twelve Car Parking Spaces provided that each such part must be capable of separate occupation and having all necessary means of escape and facilities including (without limitation) access for servicing and necessary toilet sanitary and staff facilities and which complies with current statutory requirements including (without limitation) fire and building regulations

     "the Plan"
     ----------

     The plan or plans annexed hereto

     "the termination date"
      --------------------

     The expiration date of the term hereby granted (including where applicable any continuance or extension thereof in accordance with the provisions of any legislation now or hereafter to be passed) whether arising from the sooner determination thereof or by effluxion of time

     Demise
     ------

2. THE Landlord hereby demises unto the Tenant ALL THAT the demised premises TOGETHER with the easements and rights specified in Part II of the First Schedule subject as therein mentioned EXCEPT AND RESERVING unto the Landlord and its lessees servants licensees and all other persons who shall now have or may hereafter be granted the same by the Landlord the rights and easements specified in Part III of the First Schedule TO HOLD the demised premises unto the Tenant for a term commencing on the 29th day of September One thousand nine hundred and ninety six for a term of TEN YEARS expiring on the 28th day of September Two thousand and six YIELDING AND PAYING therefor during the first five years of the said term yearly and proportionately for any fraction of a year the rent of ONE HUNDRED AND EIGHTY EIGHT THOUSAND TWO HUNDRED AND FIFTY POUNDS ((pound)188,250.00) and during the remainder of the term the rent determined in accordance with the provisions of the Second Schedule hereto by equal quarterly payments to be made in advance on the usual quarter days in every year without any deduction (except income tax on the rent hereby reserved lawfully deductible) The first payment to be for the period from 18th day of July One thousand nine hundred and ninety seven to the quarter day next following and to be paid on that date AND ALSO YIELDING AND PAYING by way of additional rent the premiums paid by the Landlord for the purpose of insuring the demised premises in the full reinstatement value thereof (including architects' and quantity surveyors' fees and other incidental expenses and three years rent hereby reserved) against loss or damage by the risks of fire explosion storm or tempest (including lightning) earthquake subsidence flood burst or overflowing pipes impact and (in peacetime) aircraft and any articles dropped therefrom riot civil commotion and malicious damage as are (at the time such insurance is effected) generally available on normal commercial terms and such other risks against which the Landlord may from time to time reasonably deem it desirable to insure and which is or are generally available on normal commercial terms (hereinafter together referred to as "the insured risks") such last mentioned rent to be paid without deduction within 14 days of demand AND ALSO YIELDING AND PAYING by way of additional rent the sums due in accordance with the provisions of Clause 3(3) hereof AND ALSO YIELDING AND PAYING by way of additional rent the sums due in accordance with Clause 5(4) hereof (so far as they relate to the rents firstly secondly and thirdly reserved hereunder)

3.    THE Tenant HEREBY COVENANTS with the Landlord as follows:-

To pay rents
------------

(1) To pay the rents hereby reserved at the times and in the manner aforesaid and without deduction save as aforesaid

To pay outgoings
----------------

(2) To bear pay and discharge (a) all rates taxes duties charges assessments impositions and outgoings whatsoever whether parliamentary parochial or of any other description now or hereafter assessed charged or imposed upon or payable in respect of the demised premises or any part thereof or upon the owner or occupier thereof and (b) the proportion reasonably and properly attributable to the demised premises of any such rates taxes duties charges assessments impositions and outgoings as may be assessed charged or imposed upon the demised premises jointly with other premises or upon the owners or occupiers thereof (except (i) such income tax on the rent hereby reserved as shall be properly payable by the Landlord and (ii) any tax or charge occasioned by any disposition of or dealing with the reversion immediately expectant on the term hereby granted)


Service Charge
--------------

(3)   (a)  To pay to the Landlord at the times and in manner hereinafter provided in every year of the said term and so in proportion for any part of a year a fair and proper proportion as may be determined acting reasonably from time to time by the Landlord's surveyor (whose decision shall be final and binding on the parties hereto save in the case of manifest error) (hereinafter referred to as "the Service Charge") of the expenses (including provision (as set out in the Third Schedule) for the renewal of the Landlord's plant and machinery) incurred by the Landlord in connection with or relating to the works services and facilities (hereinafter together referred to as "the services") as set forth in the Third Schedule in relation to the Building

      (b) The accounting period shall be the year or other period ending on the Thirty first day of March in every year or such other date as may from time to time be fixed by the Landlord and notified to the Tenant

(c) As soon as practicable after the end of each accounting period the Landlord will furnish the Tenant with a statement (which save for any manifest error therein shall be conclusive and binding on the parties hereto) of the expenditure incurred by the Landlord in respect of the services for the relevant accounting period and of the Service Charge payable by the Tenant for such period

(d) Pending the ascertainment of the Service Charge for each accounting period the Tenant shall pay by equal quarterly payments on the four usual quarter days in every year of the said term and proportionately for any part of a year a provisional sum by way of Service Charge such provisional sum to be such amount as the Landlord shall reasonably require having regard to the actual Service Charge for preceding accounting periods and for the first period after the commencement of the said term such provisional sum as the Landlord shall reasonably require

(e) When the actual Service Charge for each accounting period has been ascertained any surplus due from or paid by the Tenant by way of Service Charge shall be added to or subtracted from (as the case may be) the immediately succeeding payment or payments to be made by the Tenant under paragraph (d) of this sub-clause except in the case of an amount owing at the expiry of the said term which shall be paid or repaid as the case may be as soon as reasonably practicable

(f) The Service Charge payable (excluding VAT) in any accounting period (but excluding the provision of a security guard for the supervision of the ground floor reception area together with associated duties and the matters referred to in 3(3)(h) below) shall not exceed the Service Charge Cap (or a relevant proportion thereof in the case of the first and last accounting periods) calculated in accordance with the provisions of the Fifth Schedule

     (g) Each and every payment as [ILLEGIBLE] respect of the Service Charge if not satisfied within a period of twenty one days of the demand therefor shall then be recoverable by action

     (h) In the event that the Tenant specifically requires the Landlord to keep any part of the Building open for the Tenant outside the Open Hours or to incur any other expenditure on that account by the provision of services outside the Open Hours the Tenant will reimburse to the Landlord on demand either:-

          (i)  the whole of the reasonable cost in respect thereof; or

          (ii) if such services are also used by other tenants within the Building a fair proportion of the reasonable cost of those services and for the avoidance of doubt the Tenant will also pay a fair proportion of the cost of any services provided outside the Open Hours (at the request of another Tenant within the Building) where these have not been specifically required by the Tenant but are made use of by the Tenant. Such payment shall be made within 21 days of demand.

To pay Water Rates
------------------

(4) UNLESS the water supply to the Building is metered to pay to the Landlord within 14 days of written demand all sums paid by the Landlord in respect of the water rate and sewerage and environmental charges payable in respect of or properly attributable to the demised premises

Repair
------

(5) (a) TO keep the demised premises in good and substantial repair (damage by the insured risks hereinbefore defined excepted save to the extent that the relevant policy or policies of insurance effected by the Landlord shall have been vitiated or payment of the policy moneys refused in whole or in part by or in consequence of some act neglect or default on the part of or suffered by the Tenant any underlessees or their respective servants agents or licensees)

     (b) To clean the interior of all glass in the doors and windows of the demised premises at least once in every month and to keep in good repair and clean all pipes wires gullies and drains (if any) exclusively serving the demised premises and not to do or permit or suffer to be done anything whereby any other pipes wires gullies and drains become obstructed

     (c) Without prejudice to the generality of Clause 3(5)(a) above to keep the lobby area of the demised premises at second floor level shown coloured green on the Plan cleansed and maintained to a high standard

Defective Premises Act 1972
---------------------------

(6) TO give notice in writing to the Landlord of any relevant defect in or affecting the demised premises within the meaning of the Defective Premises Act 1972 as soon as practicable after the same comes to the notice of the Tenant or any agent or servant of the Tenant and to indemnify the Landlord from and against all obligations actions costs claims and demands arising in respect of the demised premises under the said Act or otherwise

Decoration
----------

(7) IN every fifth year of the said term (should the said term so long last) and in any event immediately before the termination of the said term (however the same may be determined) to paint the interior of the demised premises with two coats of oil paint or of emulsion paint all the internal parts of the demised premises previously so treated respectively and to re-polish all the internal parts previously polished including the floor surfaces and to paper grain and varnish all the internal parts previously papered grained and varnished all such work to be carried out to the reasonable satisfaction of the Landlord Surveyor and all materials to be in colours and of a quality approved by the Landlord such approval not to be unreasonably withheld or delayed

To yield up
-----------

(8) TO yield up to the Landlord the demised premises so repaired painted papered polished grained varnished and kept as aforesaid at the expiration of or sooner determination of the said term together with all improvements made thereto in the meantime which have become the Landlord's fixtures and fittings and all Landlord's fixtures and fittings in or upon the demised premises or which during the said term may be affixed or fastened to or upon the same (damage by the insured risks hereinafter defined excepted save to the extent that the relevant policy or policies of insurance effected by the Landlord shall have been vitiated or payment of the policy moneys refused in whole or in part by or in consequence of some act neglect or default on the part of or suffered by the Tenant or their servants agents or licensees)

To permit access for repair
---------------------------

(9) TO permit the Landlord or its agents or workmen to have access to the demised premises to exercise the exceptions and reservations contained in
     Part III of the First Schedule upon the terms therein mentioned

To permit entry to view and take inventories
--------------------------------------------

(10) TO permit the Landlord or its agents with or without workmen and others at all reasonable times upon reasonable prior written notice (save in case of emergency) to enter upon the demised premises to examine the state and condition thereof and of the fixtures and fittings therein and to take inventories or such fixtures and fittings and to give or leave upon the demised premises for the Tenant notice in writing of all defects and wants of repair there found for which the Tenant is liable hereunder and calling upon the Tenant within three months thereafter to make good such defects and wants of repair and if the Tenant shall fail to comply with any such notice or make default in the performance of any of the foregoing covenants relating to the repair decoration or other works which ought to be, carried out to the demised premises to permit the Landlord upon prior written notice (save in emergency) (but without prejudice to the right of re-entry under the clause hereinafter contained) to enter upon the demised premises and repair paint or carry out such work

To repay cost of repairs
------------------------

(11) TO repay to the Landlord within 14 days of written demand the cost of any repair painting or other works carried out by the Landlord pursuant to Clause 3(10)

To pay costs regarding Sections 146/147 Proceedings
---------------------------------------------------

(12) TO pay to the Landlord within 14 days of written demand all charges and expenses (including reasonable and proper legal costs and fees payable to the Landlord's Surveyor) which may be reasonably and properly incurred by the Landlord in any proceedings under Sections 146 and 147 of the Law of Property Act 1925 notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court

Electricity requirements
------------------------

(13) AT all times during the said term to comply with the requirements and regulations of London Electricity plc or other electricity supply authority with regard to the electrical wiring installation and equipment in the demised premises but not without the previous permission in writing of the Landlord (such permission not to be unreasonably withheld or delayed) to carry out any electrical work which may affect the electrical system within the Building or make any alteration to or extension of the electrical installation in the demised premises or the Building

User
----

(14) NOT to use or permit or suffer the use of the demised premises otherwise than as offices falling within use class B1 of the Town and Country Planning (Use Classes) Order 1987 and as ancillary thereto for the purposes of the holding of training courses and other organised events directly linked to the Tenant's business PROVIDED THAT no services should be provided principally to visiting members of the general public

Comply with Statutory Requirements
----------------------------------

(15) TO observe and comply in all respects with the provisions and requirements of any and every enactment (which expression in this covenant includes as well any and every Act of Parliament already or hereafter to be passed as any and every order regulation and bye-law already or hereafter to be made under or in pursuance of any such Act) so far as they relate to or affect the demised premises or any additions or improvements thereto or the user thereof and not by any act or omission in connection with the demised premises to contravene any provision or any enactment bye-law or order regulation or direction made under any enactment and at all times hereafter to indemnify and keep indemnified the Landlord against all proceedings costs expenses claims and demands in respect of any contravention by the Tenant

To inform the Landlord of Notices
---------------------------------

(16) As soon as reasonably practicable to give full particulars to the Landlord of any notice or proposal for a notice or order or proposal for an order given issued or made to the Tenant by a local or other authority and if so required by the Landlord to produce such notice to the Landlord and also without delay to take all reasonable or necessary steps to comply with any such notice or order

Auction Sales
-------------

(17) NOT to hold or permit or suffer to be held any sale by auction on the demised premises.

Signs and Notices
-----------------

(18) NOT to display or permit or suffer to be displayed any indication of trade or any sign placard or advertisement on the demised premises other than as previously approved in writing by the Landlord and not without the previous consent in writing of the Landlord to affix or place or permit or suffer to be affixed or placed any names or notices on the walls or in the windows or on the names [ILLEGIBLE] of the Building or place or permit or suffer to be affixed or placed any plate or writing on the office doors except writing in the style and size adopted in the Building

No Nuisance or Annoyance
------------------------

(19) NOT to permit or suffer the cooking or heating of food on the demised premises (other than reheating pre-cooked food by way of a microwave oven for consumption on the demised premises by the Tenant's employees or visitors and provided that the smells from re-heating such do not cause a nuisance or inconvenience to the other tenants in the Building) or to do or permit or suffer on the demised premises or any part of the Building any other act or thing which is illegal or immoral or which is a nuisance or annoyance to the Landlord or any tenant of the Landlord or the occupiers of the remainder of the Building or of any adjoining or adjacent property or the neighbourhood

No Vitiation of Insurance
-------------------------

(20) NOT to do or permit or suffer to be done anything which invalidates any Policy or Policies of Insurance effected by the Landlord (the material terms of which have been notified to the Tenant.) in respect of the Building and/or the rents receivable in respect thereof or increase the premium or premiums payable in respect thereof

Alterations
-----------

(21) NOT to cut maim or injure any of the walls beams or timbers of the demised premises nor without the previous consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed) to make any other alterations to the demised premises provided that the Tenant may (without the consent of the Landlord) instal or remove demountable partitioning upon the following conditions:-

          (i) such partitions shall be constructed and installed in a proper and workmanlike manner and so as not to cut maim or injure any of the walls or timbers of the demised premises

          (ii) the Tenant shall give to the Landlord and to the Landlord's insurers notice of the intended installation as aforesaid before works are commenced and the Tenant shall comply with all the requirements of such insurers

          (iii) the Tenant shall make good without undue delay all damage caused by the installation of such partitions

          (iv) at the termination date the Tenant shall if required by the Landlord remove any such partitions and restore the demised premises to their former state and condition

No Obstruction of Entrances or Passageways
------------------------------------------

(22) (a) NOT to remove from or bring into the demised premises any furniture or heavy or bulky goods between the hours of 9 a.m. and 6 p.m. Mondays to Fridays (inclusive) and not to obstruct or permit or suffer to be obstructed any passages staircases or lifts provided for general use in the Building or any means of escape or to do or permit or suffer to be done anything which is a source of danger to persons using any such passages staircases lifts or means of escape

     (b) Not to use or permit or suffer the use of any trolleys or other conveyances in the common passageways or entrance halls of the Building except those fitted with rubber tyres or other similar coverings on the wheels thereof which do not unduly injure damage or mark the surface of the said passageways or entrance halls

No Overloading
--------------

(23) NOT to place safes and/or other heavy articles except as and where approved by the Landlord (such approval not to be unreasonably withheld or delayed) and in particular not to exceed or permit or suffer to be exceeded the designed floor loading of the Building

Alienation
----------

(24) (a) SAVE as may hereinafter be expressly permitted not to assign underlet share part with the possession or occupation of any part (as opposed to the whole) of the demised premises

     (b) Not to assign the whole of the demised premises without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed subject to the agreements contained in the next succeeding sub-clauses (i) (ii) (iii) and (iv):-

          (i) A refusal of such consent will be reasonable if on the ground (whether or not with other grounds) that in the reasonable opinion of the Landlord the assignee is unlikely to be able to meet its obligations under this Lease having regard to all of the relevant circumstances

          (ii) Sub-clause (i) above shall operate without prejudice to the right of the Landlord to refuse such consent on any other ground or grounds where such refusal would be reasonable

          (iii) It will be reasonable for any one or more of the following conditions to be attached to any such consent:-

                    (A) a requirement that the assigning Tenant executes as a deed and delivers to the Landlord prior to the assignment in question an authorised guarantee agreement (as defined in and for the purposes of
                         Section 16 of the Landlord and Tenant (Covenants) Act
                         1995)

                    (B)  Either:

                         (a) if the Landlord reasonably so requires a requirement that a third party guarantor reasonably acceptable to the Landlord is provided who executes in favour of the

                              Landlord and delivers to the Landlord prior to the assignment in question a deed of covenant in the form set out in the Fourth Schedule of this Lease or:

                         (b) if the Landlord reasonably so requires a requirement that the proposed assignee enters prior to the assignment into such reasonable rent deposit arrangement as additional security for performance by the proposed assignee of its obligations under this Lease

                    (iv) Sub-clause (iii) above shall operate without prejudice to the right of the Landlord to impose further conditions upon a grant of consent where such imposition would be reasonable

                    (iv) If any circumstances or conditions specified in sub-
                         clauses (i) to (iv) above are framed by reference to any matter falling to be determined by the Landlord (or any other person) and such determination is not required to be exercised reasonably then if the Tenant disputes such determination either party may require the matter or matters in dispute to be referred to an independent expert who in the absence of agreement between the parties shall be appointed on the application of either party to the President or next most senior available officer of the Royal Institution of Chartered Surveyors. Both parties shall have a period of seven working days from the date when the independent expert gives written notice of acceptance of his appointment to make written submissions to the expert and the expert shall be directed to reach his decision within seven working days from the expiry of the period within which written submissions are permitted to be made. The expert shall be directed to publish his decision in writing. His determination shall be conclusive as to the matter or matters in dispute and shall be final and binding on, the parties and his costs shall be met by the parties in such proportions as he shall determine

     (c) Not to underlet the whole of the demised premises or a Permitted Part except:-

          (i) by an Underlease or tenancy agreement (hereinafter referred to as a "Permitted Underlease") which shall contain first on the part of the underlessee (inter alia) the stipulated covenants hereinafter mentioned secondly provision for the review of rent at the same time as provided by the Second Schedule of this Lease and in all other respects corresponding with the provisions of the Second Schedule (where the term of the Permitted Underlessee includes the Rent Review Date as defined in the Second Schedule) and thirdly provisions for change of use assignment underletting and service charge corresponding with the provisions therefor contained in this Lease

          (ii) to a person (hereinafter referred to as "Permitted Underlessee") who shall have previously to the date of the Permitted Underlease entered into direct covenants (in this sub-clause called "the stipulated covenants") with the Landlord to observe and perform the covenants and conditions contained in this Lease and on the part of the Tenant to be observed and performed so far as they relate to the premises to be demised to the Permitted Underlessee (including without prejudice to the generality thereof a covenant prohibiting alienation whether in whole or in part save by way of assignment or sub-underletting of the whole of the premises demised by the

               Permitted Underlease and then only having obtained the prior written consent of all estate owners having an interest in the reversion whether mediate or immediate to the Permitted Underlease such consent not to be unreasonably withheld or delayed) but excluding the covenant to pay the rents reserved by this Lease

     (d) Not to underlet a Permitted Part except by a Permitted Underlease excluded by court order from the provision of Sections 24-28 (inclusive) of the Landlord and Tenant Act 1954 to a Permitted Underlessee

     (e) Not to hold or occupy the demised premises or any part thereof as nominee or agent or otherwise for the benefit of any other person

     (f) Not to part with or share the possession or occupation of the demised premises except by virtue of an assignment or underletting of a kind permitted by this Lease save that the Tenant may share occupation of the demised premises with any member of the group of companies of which the Tenant form part as defined by Section 42 of the Landlord and Tenant Act 1954 provided that no relationship of landlord and tenant is thereby created

     (g) Not without the prior consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed):-

          (i) to underlet the whole of the demised premises or a Permitted Part by a Permitted Underlease to a Permitted Underlessee and

          (ii)  to authorise the assignment of any Permitted Underlease and

          (iii) to charge or mortgage in any way the whole of the demised premises (save with a clearing bank or other reputable financial organisation or by way or floating charge in which case no consent will be required)

        (h) Not at any time either expressly or by implication to waive any breach of any of the covenants or conditions on the part of any Permitted Underlessee comprised in any Permitted Underlease the breach of which is also a breach of the covenants and other provisions contained in this Lease or in any Variation hereof or Licence granted hereunder but on any such breach to the extent permitted by such Permitted Underlease or by law to re-enter on the premises comprised in such Permitted Underlease or otherwise to enforce such covenants and conditions

        (i) Notwithstanding anything herein contained the Tenant shall not create or permit the creation of any interest derived out of the said term however remote or inferior upon the payment of a fine or premium other than a reverse premium or at a rent less than the full market rent obtainable at the time of such proposed underletting (without taking a fine or premium) of the premises demised and shall not create or permit the creation of any such derivative interest as aforesaid save by deed containing such absolute prohibitions as aforesaid on the part of the underlessee and those deriving title under such underlessee

Registration of Assignments
---------------------------

(25) TO produce two certified copies of every assignment transfer mortgage charge underlease probate letters of administration order instrument or other writing effecting or evidencing any transmission or devolution of any estate or interest (derivative or otherwise) in the demised premises or any part thereof to the Solicitors of the Landlord for registration within one month from the date thereof and to pay to the Landlord's Solicitors a fee of Twenty Five Pounds ((pounds)25.00) for each such registration

To permit access for disposal
-----------------------------


(26) AT any time during the last six months of the said term during reasonable hours in the daytime to permit the Landlord or their agents to show the demised premises to intending tenants or other persons


Interest on overdue payments
----------------------------

(27) IN the event of the Tenant failing to pay to the Landlord any sums (including the rent first reserved by this Lease and/or the insurance rent and/or the Service Charge) payable by the Tenant under the provisions of this Lease within twenty one days of the due date (or if no date is specified from the date of written demand) to pay to the Landlord on written demand interest on such unpaid amounts at the rate of two per cent per annum above Lloyds Bank Plc Base Lending Rate for the time being and from time to time in force from the due date (or if no date is specified from the date of written demand) until the date of payment


To pay Charges
--------------

(28) TO pay the reasonable and proper legal charges and surveyor's fees of the Landlord including the Landlord's Solicitors reasonable disbursements resulting from all applications by the Tenant for any consent of the Landlord required by this Lease including legal charges disbursements and Surveyor's fees actually incurred including in cases where consent is refused (unless such consent is unlawfully refused) or the application is withdrawn

To indemnify
------------

(29) TO indemnify and keep indemnified the Landlord from and against legal liability in respect of all damage actions proceedings suits claims demands costs damages liability and expenses in respect of any injury to or the death of any person or damage to any property movable or immovable by reason of or arising in any way directly or indirectly out of the repair state of repair condition existence of any alteration by the Tenant to or the unauthorised user of the demised premises by the Tenant and from all proceedings costs claims demands of whatsoever nature in respect of any such liability or alleged liability

To observe covenants
--------------------

(30) AT all times to observe all and singular the covenants and obligations (whether express or implied) which have been entered into by the Landlord or their predecessors in title contained in the licences deeds and documents (other than financial) referred to in the Property and Charges Registers of Title Number NGL 522163 but so far only as the same are subsisting and capable of taking affect and effect the demised premises

4.     (1)  THE Landlord covenant with the Tenant that (unless prevented by strikes lockouts or other causes beyond its control) the Landlord will:-

Provide Heat
------------

            (a) provide heat to the demised premises from the 1st October in each year until the 1st May in each subsequent year but not on Saturdays Sundays or Public Holidays between the hours of 8.00 a.m. and 6 p.m. on other days such heat being sufficient to maintain an air temperature in the demised premises of 65 degrees Fahrenheit whilst the temperature in the open air in the shade outside the Building does not fall below 32 degrees Fahrenheit and the doors and windows of the demised premises are kept closed and to provide air conditioning to the demised premises throughout the entire year (but only during the said hours on the said days)
To clean
--------

            (b) keep clean tidy unobstructed and in good and substantial repair the passages staircases and the Lifts in the Building leading to the demised premises and the toilet accommodation (if any) provided from time to time for general use in the Building and will light as necessary the said passages staircases lifts and toilet accommodation

To provide other services
-------------------------

            (c) provide manage and operate such of the other services and incur such of the charges mentioned in the Third Schedule hereto as shall from time to time be reasonably necessary or desirable in accordance with the principles of good estate management PROVIDED ALWAYS THAT for the performance and observance of its obligations hereunder the Landlord shall be entitled at its reasonable discretion to employ such agents servants contractors or other persons as the Landlord may from time to time reasonably and properly think fit

       (2)  THE Landlord further covenants with the Tenant:-

Quiet Enjoyment
---------------

            (a) that the Tenant paying the rents hereinbefore reserved and observing the covenants on the Tenant's part herein contained shall during the said term quietly enjoy the demised premises without any interruption by the Landlord or any person lawfully claiming under it

To insure
---------

            (b) To insure or procure the insurance of the Building in the full reinstatement value thereof including professional fees and other incidental expenses and three years loss of the rent first reserved by this Lease against loss or damage by such of the risks of fire storm lightning explosion flood or (in peacetime) aircraft and things dropped therefrom burst pipes and water tanks impact earthquake riot and civil commotion malicious damage subsidence landslip and heave as are (at the time that such insurance is effected) generally available on normal commercial terms subject to any excesses, exclusions and limitations imposed by the insurers and against such other risk or risks as the Landlord may reasonably deem prudent and is or are generally available on normal commercial terms subject as aforesaid (all which said risks are herein called "the insured risks") and when reasonably requested (but not more than twice a year) by the Tenant to provide a summary of the policy and evidence that the premiums have been paid to date AND in case of loss or damage to any part or parts of the demised premises resulting from any of the insured risks and (save to the extent that payment of the policy monies shall be refused by reason of the act neglect default or omission of the Tenant or their servants agents or licensees) the Landlord will forthwith procure that all monies due under such policy or policies (except in respect of loss of rent and fees) as relate to the demised premises shall be expended in rebuilding and reinstating the demised premises (subject to the provisions of the Planning Acts or any other Acts then in force which may prevent or restrict the rebuilding or reinstatement of the demised premises or any parts thereof) and will forthwith procure that all monies due under such policy or policies or other policies (except loss of rent policies) in relation to the remainder of the Building shall be expended in its rebuilding and reinstatement (subject as aforesaid) and in all cases (save to the extent that such insurance has been vitiated by any act neglect default or omission of the Tenant or their servants agents or licensees) the Landlord shall make good any shortfall out of its own resources

     5. PROVIDED ALWAYS and it is hereby agreed that:-

        Proviso for Re-entry
        --------------------

        (1) (a) IF any of the contingencies specified in sub-clause (b) occur it will be lawful for the Landlord at any time afterwards to re-enter the demised premises or any part thereof in the name of the whole and on the date of such re-entry this Lease will determine and for the purposes of sub-clause (b) reference to "the 1986 Act" means the Insolvency Act 1986

             (b) The contingencies referred to in sub-Clause (a) of this Clause
                 (1) are as follows:-

                 (i) any rent reserved remaining unpaid for twenty-one days after becoming due and payable and in the case of the rent first reserved this means whether formally demanded or not

                 (ii) the Tenant failing to comply with any material obligation which it has undertaken or any condition to which it is bound under this Lease

                 (iii) the Tenant (if a company) entering into liquidation
                       (whether compulsory or voluntary) or passing a resolution for winding-up while solvent except where the liquidation or winding-up resolution is for the purpose of reconstruction or amalgamation

                 (iv) the Tenant (if a company) being unable to pay it debts within the meaning of Sections 122 and 123 of the 1986 Act or summoning a meeting of its creditors or any of them under Part I of the 1986 Act

                 (v) a receiver or an administrative receiver for the Tenant being appointed

                 (vi) the Tenant (II an individual) having a bankruptcy order made against him or entering into a composition with his creditors and where the Tenant is more than one individual then the Landlord's right under sub-clause
                       (a) above will arise if the contingency occurs in respect of any of those individuals

                 (vii) an interim order being made against the Tenant under Part
                       VIII of the 1986 Act

            (c)  Neither the existence of the Landlord's right under sub-clause
                 (a) above nor the consequences of exercise of that right are to affect any other right or remedy available to the Landlord under this Lease or otherwise or the rights or remedy available to the Tenant

Interruption of Services
------------------------

       (2) THE Landlord shall be al liberty to make such alterations as it may reasonably deem fit to the internal arrangement of the Building (except the demised premises) and to the means of access to the demised premises and to the Lifts and to the heating and air conditioning plant and apparatus of the Building and if it thinks fit to install a lift or heating or air conditioning plant or apparatus of a different type and to suspend the service of a lift or heating or air conditioning while repairs or servicing or the work of alteration or installation is being carried out provided that the Landlord shall carry out such alterations or installations as quickly as reasonably practicable and shall keep any interruptions to a minimum and where possible the Landlord shall give the Tenant as much prior warning of any such interruptions as possible and shall where reasonably possible and economic to do so to provide an alternative temporary service

[ILLEGIBLE]

          (3) IF the demised premises or any part thereof or all rights of access enjoyed by the demised premises granted by this Lease shall at any time be destroyed or damaged by the insured risks or any of them so as to render the demised premises unfit for occupation or use then and in such case (save to the extent that the relevant policy or policies of insurance effected by the Landlord shall have been vitiated or payment of the policy moneys refused in whole or in part in consequence of some act neglect or default on the part of or suffered by the Tenant or its servants agents or licensees) the rent first reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the demised premises shall again be rendered fit for occupation and use or until the expiration of three years from the date of the happening of such destruction or damage as aforesaid (whichever period shall be the shorter) and in the case of dispute as to the proportion or period of such abatement the same shall be referred to arbitration pursuant to the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force and the arbitrator shall be agreed between the parties or failing agreement the arbitrator shall be appointed on the application of either the Landlord or the Tenant by the President for the time being of the Royal Institution or Chartered Surveyors

Value Added Tax
---------------
          (4)  (a)  Output Tax
                    ----------

                    WHERE this Lease requires the Tenant to pay repay reimburse or provide any amount or other consideration in respect of a Value Added Tax Supply to the Tenant by the Landlord such amount or other consideration will be deemed to be exclusive of any Value Added Tax chargeable on that Value Added Tax Supply (whether by virtue of a Value Added Tax election made or otherwise) and the Tenant covenants to pay to the Landlord a sum equal to that Value Added Tax

               (b)  Input Tax
                    ---------

                    Where this Lease requires the Tenant to pay repay reimburse or provide any amount or other consideration in respect of a Value Added Tax Supply to the Landlord the Tenant covenants to pay to the Landlord a sum equal to a fair proportion of the Value Added Tax charged to the Landlord on that Value Added Tax supply (such proportion to be conclusively determined by the Landlord's Surveyor) less a like proportion of any part of that Value Added Tax for which the Landlord is entitled to credit under Sections 24 25 and 26 of the Value Added Tax Act 1994 (or any statutory re-enactment or modification thereof) or which the Landlord is otherwise able to recover

Interpretation
--------------

          (5) If any Party to this Lease comprises more than one person obligations on the part of that Party in this Lease are undertaken by all such persons jointly and also by each of them individually

Jurisdiction
------------

          (6) (a) Except where otherwise provided if any dispute shall arise between the parties hereto with regard to the construction or effect of this Lease or any clause or thing herein contained or the rights duties or liabilities of the parties under or by virtue of or arising out of or in consequence of this Lease or anything herein contained or any of such rights duties and liabilities otherwise in connection with the demised premises or any proceedings instituted or prosecuted or maintained it shall be determined by the English Courts according to the Laws of England

               (b) The High Court of Justice in England shall have jurisdiction to entertain any actions or proceedings whatsoever in respect of this Lease or any of the provisions hereof or any matter or thing arising hereunder or by virtue or in consequence hereof

Tenant's Option to Determine
----------------------------

          (7) (a) If the Tenant shall desire to determine the said term on the 29th September 2001 ("the Break Date") (time being of the essence for such date) and shall give to the Landlord not less than six months, written notice to that effect (time being of the essence for such notice) ("the Break Notice") on the Break Date the said term shall thereupon cease and determine but without prejudice to the liability of either party for any antecedent breaches

               (b) on service of the Break Notice the Tenant will pay to the Landlord the additional rent of NINETY FOUR THOUSAND ONE HUNDRED AND TWENTY FIVE POUNDS ((pounds) 94,125) plus Value Added Tax (if any)

               (c) In the event that the Tenant fails to comply with the provisions of this Clause 5(7) with the result that the Lease is not determined on the Break Date (pursuant to the provisions of this Clause 5(7)) then within 14 days of the date that would but for the Tenant's failure have been the Break Date the Landlord will return to the Tenant the monies paid pursuant to Clause 5(7)(b)

6. The parties to this Lease certify that there is no Agreement for Lease to which this Lease gives effect

I N W I T N E S S whereof the parties hereto have executed this Lease as a deed the day and year first before written

                 THE FIRST SCHEDULE  hereinbefore referred to
                 --------------------------------------------

                                    PART 1
                                    ------

                        Description of Demised Premises
                        -------------------------------

The parts of the first and second floors of the building known as The Broadwalk Ealing Broadway Centre Ealing Broadway London W5 shown (for the purpose of identification only) edged red on the Plan which shall include where they exist and where the context so admits for the purpose of obligation as well as grant:-

1. all additions alterations and improvements to the demised premises made at any time:

2. all Landlord's fixtures and fittings and plant equipment and machinery within and exclusively serving the demised premises:

3. the window panes (but excluding the whole of the window frames equipment and fitments forming the windows to the exterior of the demised premises) and the doors door frames equipment and fitments of the demised premises (including those doors giving access to the demised premises from the common parts of the Building)

4. the internal plaster and other surfaces of load bearing walls and columns with the demised premises and of walls dividing the demised premises from other parts of the Building or any adjoining property;

5.   the whole of all non-load bearing walls within the demised premises;

6. the flooring raised floors and floor screeds down to the joists or other structural parts supporting the flooring of the demised premises;

7. the plaster or outer surfaces of the ceilings and the whole of any false ceilings within the demised premises and the voids between the ceiling and any false ceilings; and

8.   all conduits within and exclusively serving the demised premises.

BUT EXCLUDING (i) the structural parts the load-bearing framework joists and external walls of the Building (ii) all Landlord's fixtures and fittings and plant equipment and machinery and the conduits within but not exclusively serving the demised premises (iii) the roof of the Building and (iv) the canopy

                                    PART II
                                    -------

                         Easements and Rights Granted
                         ----------------------------

1.   The right:-

     (a) to use for the purpose of access to and egress from the demised premises with or without articulated vehicles not exceeding 13 metres in length 2.5 metres in width 4.5 metres in height and rigid vehicles not exceeding 11 metres in length 2.5 metres in width and 4.5 metres in height the service roads shown by green lines on the Plan

     (b) to use for the purpose of loading and unloading goods such one of the bays as is convenient for the access to the Lifts such right to be exercisable only during the course of such loading and unloading and during such period only the right to park vehicles in the said bay and also the right on foot only to trolley goods from and to the said bay to and from the Lifts

     (c) to use with motor vehicles not exceeding in height 2 metres and in weight (laden) 2.5 metric tonnes the car park ramps of the Adjoining Building leading to and from Windsor Road and to and from the Grove and the circulation areas of the Development shown by red lines on the Plan for the purpose of obtaining access to and egress from the Car Park together with a right to use the area within the car park for obtaining access to and egress from the Car Parking Spaces

     Reserving to the Landlord and the owners from time to time of the Adjoining Building full and free right and liberty at its or their expense to alter divert or stop up the said service roads car park ramps circulation areas or bays subject however to suitable alternative equally convenient provisions being made by the Landlord or the owner of the Adjoining Building (as the case may be) and the right to restrict the hours of entry to the areas over which rights are hereby granted (in which case the Tenant shall be provided with a key or such other facility for obtaining entry outside such restricted hours as may be appropriate)

     SUBJECT ALWAYS to compliance with and observance by the Tenant its servants agents underlessees licensees invitees and visitors of the following conditions:-

     (i) Not to use or cause or permit or suffer to be used the areas over which rights are hereby granted except for the purposes aforesaid

     (ii) Not to damage or permit or suffer to be damaged the said areas nor to deposit goods or litter or store refuse thereon nor obstruct or impede the use by others of the said areas

     (iii) Not to park or permit vehicles to be parked on the said areas over which rights are granted (save as herein expressly granted)

     (iv) Not to commit or cause any disturbance or nuisance in or upon the said areas over which rights are hereby granted

     (v) To observe and perform all reasonable regulations and stipulations made by the Landlord or the owners of the Adjoining Building concerning the use of the said areas

     (vi) In the event of the Tenant its servants agents underlessees licensees invitees and visitors being permitted to use the said areas outside any restricted hours to take all reasonable security precautions and to resecure the areas as soon as practicable and to ensure that any facilities or service utilised during the period of such entry are switched off and/or made safe and to indemnify the Landlord and the owners of the Adjoining Building against all damage and claims arising out of such use

2. Right of way on foot only over the area coloured yellow on the Plan for the purpose of servicing the demised premises

3. Right of way on foot only over the areas coloured brown on the Plan so far as is necessary for access to and egress from the demised premises

4. Right to use the Lifts for the purposes of access to and egress from the demised premises

5. The right to subjacent support for the demised premises from the remainder of the Building

6. The free and uninterrupted passage and running of water steam air soil gas electricity telephone and other services or supplies from and to the demised premises through the existing gutters pipes wires cables sewers drains mains channels conduits ducts and flues in upon over or under the Development as at present enjoyed by the demised premises SUBJECT to the right of the Landlord or the owners of the Adjoining Building to alter amend reconstruct or vary the course of such gutters pipes wires cables sewers drains mains channels conduits ducts and flues causing as little inconvenience as possible and making good all damage to the demised premises

7. The right in case of emergency (and drill) only to use or pass along such means of escape across fire escapes (if any) provided in or enjoyed by the Building and without prejudice to the generality of the foregoing a right of way in the case of emergency (and drill) over the staircase shown coloured brown and hatched black on the Plan the exclusive right to park not more than one private motor vehicle in each of the Car Parking Spaces

9. The right to display on the notice board provided by the Landlord for that purpose in the ground floor entrance hall the name of the Tenant and the name of any other permitted occupier of the demised premises such name(s) to be in the usual "house" form adopted by the Landlord on such notice board

                                   PART III
                                   --------

                  Exceptions and Reservations to the Landlord
                  -------------------------------------------

Support
-------

1. The right to subjacent and lateral support for the nearby premises from the demised premises

Running of services
-------------------

2. The free and uninterrupted passage and running of water steam air soil gas electricity telephone and other services or supplies from and to any part of the nearby premises through the gutters pipes wires cables sewers drains mains channels conduits ducts and flues which are now or may hereafter during the term be in upon over or under or which may run through the demised premises

Entry in respect of services etc
--------------------------------

3. The full right and liberty at all times during the term to enter upon the demised premises by prior notice in order to construct lay cleanse maintain inspect alter connect make connections to replace relay or repair any such gutters pipes wires cables sewers drains mains channels conduits ducts or flues and to erect construct or lay in upon over or under the demised premises any sewers drains mains pipes wires cables conduits ducts flues or other structure fixtures or other works whatsoever which are required for the drainage of or for the supply of water gas electricity telephone heating steam and all or any other services from and to any part of the nearby premises causing as 1ittle inconvenience or disturbance as possible and making good all damage caused to the demised premises in the exercise of the said right

Entry to build etc
------------------

(4) (a) Full right and liberty to enter by prior notice upon the demised premises at any times during the term in order to build on or into any boundary or party walls on the demised premises or to build thereover making good all damage caused to the demised premises in the exercise of the said right

     (b) The full and free right and liberty at any time hereafter or from time to time to execute works repairs and maintenance and make erections upon or to erect rebuild alter add to extend or redevelop the nearby premises notwithstanding that the access of light and air for the time being appertaining to or enjoyed with the demised premises or any part thereof may thereby be interfered with

Entry to View
-------------

5. Full right and liberty at all reasonable times during the term by prior notice to enter upon the demised premises to view the state and condition of and to repair alter paint redecorate and maintain or execute any other works upon the nearby premises or any part or parts thereof or for any reasonable purpose or purposes in connection with the nearby premises and the demised premises or management of the nearby premises and the demised premises causing as little inconvenience or disturbance as possible and making good all damage to the demised premises in the exercise of the said right

Escape
------

6. The right of emergency escape over such parts of the demised premises as are intended for such purpose

                 The second schedule herein before referred to

1.   In this Schedule:-

(a) The rent review date shall be the 29th day of September in the year 2001 and the expression "the rent review date" shall be construed accordingly

(b) The open market rent shall be the yearly rent for which the demised premises might reasonably expect to be let on the open market with vacant possession on the rent review date by a willing lessor to a willing lessee without taking a fine or premium for a term of ten years commencing on the rent review date upon the supposition that the lessee shall have been given prior to and that shall have expired prior to the rent review date a sufficient rent free period for the purposes of the carrying out of the lessee's fitting out works and on assumptions if not facts that (i) the Landlord and the Tenant have complied with their obligations pursuant to this Lease (save in the case of the Landlord's obligation where there is a material and continuing breach of a lessor's obligation and if in the actual knowledge of the Tenant of which the Landlord has been notified in writing by the Tenant and which the Landlord has not remedied within a reasonable period of time of that notice) and (ii) the demised premises are fitted out (which for these purposes shall mean ready to accept the tenant's fixtures and fittings) and available for immediate occupation and use by the willing lessee and otherwise upon the terms and conditions (save as to the amount of rent payable but including provisions for rent review every five years and otherwise on terms similar to those contained in this Second Schedule) contained in this Lease there being disregarded:-


     (i) any effect on rent of the fact that the Tenant has been in occupation of the demised premises

     (ii) any goodwill attached to the demised premises by reason of the carrying on thereat of the business of the Tenant and

     (iii) any effect on rent of any improvement carried out by the Tenant otherwise than in pursuance of an obligation to the Landlord

2. The rent payable under this Lease with effect from each rent review date shall be whichever is the higher of:-

     (a) the rent reserved hereunder immediately before the rent review date and

     (b)   the open market rent as at the rent review date

3. The procedure by which the open market rent at the rent review date shall be determined shall be by agreement between the Landlord and the Tenant or failing agreement shall be determined in accordance with Paragraph 4 of this Schedule Both the Landlord and the Tenant shall be entitled to require the other to commence and carry out negotiations with a view to agreeing the open market rent at any time during the term of this Lease but not earlier than six months before the rent review date

 4.  (a)   If by a date one month prior to the rent review date the Landlord and the Tenant have not agreed the open market rent then at any time thereafter the Landlord may in writing elect that the open market rent shall be determined by an arbitrator or by a valuer (acting as an expert and not as an arbitrator) who shall in either case be a surveyor experienced in the letting and valuation of premises of a similar nature to the demised premises (hereinafter called "the Surveyor"). In the event of the parties being unable to agree the open market rent the same shall be determined by the Surveyor in the capacity elected by the Landlord PROVIDED ALWAYS that if by the rent review date the Landlord shall not have notified the Tenant in writing whether the Surveyor is to act as an arbitrator or valuer the Tenant may in writing call upon the Landlord to make such an election within 28 days. If the Landlord shall not make such an election and/or shall make such an election but shall not advise the Tenant in the event of the parties being unable to agree the open market rent) shall act as an arbitrator

     (b) At any time after the earlier of the date upon which the Landlord notifies the Tenant of its aforementioned election or the expiration of the said period of 28 days the Surveyor may be agreed upon in writing by the Landlord and the Tenant and in default of such agreement shall be appointed upon the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors or the person designated by such Institution for such purpose and any reference hereafter to the said President shall be deemed to include a reference to such person

     (c) In the case of reference to an arbitrator the arbitration shall be conducted in accordance with the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force with the further provision that if the arbitrator appointed pursuant to this Paragraph 4 shall die or decline to act the President for the time being of the Royal Institution of Chartered Surveyors may on the application of either the Landlord or the Tenant in writing discharge the arbitrator and appoint another in his place and this procedure may be repeated as many times as may be necessary (and this Lease shall for this purpose be deemed to be a submission to arbitration under the provisions of the said Act)

     (d)   In the case of reference to a valuer:-

          (1) his decision shall be final and binding on all persons who are or have been parties hereto

          (2) the fees and expenses of the valuer including the cost of his nomination shall be borne equally by the Landlord and the Tenant who shall otherwise bear their own costs and if the valuer appointed pursuant to this Paragraph 4 shall die delay or become unwilling unfit or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors shall in his absolute discretion think fit he may on the application of either of the Landlord or the Tenant by writing discharge the valuer and appoint another in his place and this procedure may be repeated as many times as may be necessary

5. If on the rent review date the open market rent shall not have been ascertained as aforesaid the yearly rent reserved hereunder immediately before the rent review date shall continue to be payable until such rent has been agreed or until it has been awarded or determined (as the case may be) by the Surveyor so that immediately on demand after such agreement determination or award the excess difference (if any) over the amount actually so reserved and the amount which would have been payable had the agreement been reached or the determination or award been made before the rent review date together with interest thereon calculated on a daily basis on each instalment from the date on which such instalment would have become payable in such circumstances as aforesaid to the date of payment at Lloyds Bank PLC base lending rate for the time being in force shall be paid by the Tenant to the Landlord

6. Forthwith after the ascertainment of the rent upon review a memorandum or deed recording the same shall be entered into in such form as the Landlord shall require and each party shall bear its own costs and disbursements in connection therewith

                 The third schedule herein before referred to

                                   Services
                                   --------

  (i) Maintaining running repairing (and where beyond economic repair renewing rebuilding replacing) cleansing draining emptying lighting (including the renewal and replacement of bulbs tubes and light fittings) and repainting as often as may be reasonably necessary all common parts of the Building all main walls party walls and the foundations roof exterior and structure of the Building and all pipes wires ducts drains sewers conduits and any other easements services or things (if any) the use of which is common to the Building and the nearby premises which are used in common by the occupiers of the Building

  (ii) Erecting maintaining repairing renewing and replacing signboards notices or other attachments upon the exterior or in the common parts or the Building

  (iii) Any costs which may be made by the Local Authority on the Building as a whole (e.g. special collection of refuse)

   (iv) Rates and any other similar charges (if any) charged on the common parts of the Building

   (vi) Water sewerage and environmental charges levied upon the Building including any further charges that the relevant authorities may from time to time impose but not where such supply or charges just relate to a lettable part or parts of the Building

  (vi)  Refuse collection if charged to or undertaken by the Landlord

  (vii) Employing (if the Landlord shall consider necessary) supervisory staff security staff porters etc. employed for the use of the Building including remuneration statutory contributions and any reasonably associated costs and overheads

  (viii) the provision of heating (including ??? for the Landlord's central heating system) air conditioning and hot water to the Building

  (ix) Inspecting maintaining repairing operating and running all lifts boilers gas oil electrical central heating and air conditioning installations plant machinery apparatus oil water or other tanks water treatment and/or water softening equipment the barrier system regulating access to the Car Park equipment for the control or monitoring of lighting in the common parts and any other equipment (hereinafter referred to as "the machinery") used in providing services or in common use in the Building

  (x) An amount (to be revised annually by the Landlord at its discretion) towards the estimated cost of replacing and renewing the machinery at the appropriate times Together with any balancing amount needed if in the year the expenditure is made the accumulated amounts are less than the actual expenditure

  (xi) Periodical repaintings and cleansings of the exterior of the Building exterior or the windows and window frames (where necessary for the purposes of the Landlord's repairing obligations under this Lease)

  (xii) Maintenance contracts for the machinery such contracts being at a proper cost

  (xiii) The provision repair maintenance renewal or replacement of all appropriate security arrangements systems and equipment in respect of the whole of the Building

  (xiv) Provision repair maintenance renewal or replacement and service agreements for fire protection fire fighting fire warning and fire escape arrangements and equipment in respect of the Building including the cost of compliance with or appeal against any relevant legislation regulation condition or requirement

  (xvi) Painting repainting cleaning and redecorating and landscaping the common parts

  (xvii) The control of rodents birds pests insects or animals frequenting or resorting to the Building

  (xviii) The execution of all works and the provision and maintenance of all installations equipment plant machinery and arrangements which by or under any Act of Parliament now or hereafter passed or by any Government Department Local Authority or Public Authority or duly authorised officer or Court of competent jurisdiction acting under or in pursuance of any enactment are or may be directed to be executed provided or maintained at the Building

  (xix) Supply of toilet paper soap towels hygiene service mats hand drying and other hygiene equipment and other requisites to the common toilets tools consumables refuse collection or processing equipment and other appliances or apparatus uniforms and overalls for housekeepers caretakers supervisory staff lift attendants boilermen and other staff

  (xx) All sums incurred by or chargeable to the Landlord in connection with repairing maintaining reconstructing cleansing ventilating lighting draining insuring and managing (including rates and other charges imposed by statute) the service roads car park ramps and circulation areas of the Adjoining Building together with all sums incurred in enforcing the obligations owed to the Landlord by the freeholder and headlessees of the Adjoining Building in connection with the repair maintenance and other matters relating to parts of the Adjoining Building

  (xxi) Management charges meaning either (a) the fees and expenses charged by the Landlord's agents or (b) if the work is carried out by the Landlord's

          ??? staff then an allowance having regard to the extent of the work involved in or about the management of the Building generally including any audit fee in connection herewith

  (xxii) The reasonable cost of such (if any) further services as may be provided at any time during the term by the Landlord acting in accordance with the principles of good estate management for maintaining and securing the facilities and amenities of the Building generally

                 THE FOURTH SCHEDULE  hereinbefore referred to
                 ---------------------------------------------

                                Surety covenant
                                ---------------

THE Surety at the request of the Tenant and in consideration of the demise hereinbefore contained HEREBY COVENANTS with the Landlord as follows:-

(1) That the Tenant shall and will at all times up to the termination date pay the respective rents reserved by this Lease and observe and perform all the Tenant's covenants and stipulations contained in this Lease and that if the Tenant shall make default in payment of the said rents or in performing and observing any of the said covenants and stipulations then and in every such case the Surety will pay the rents and perform and observe any such covenants and stipulations to the intent that the Surety shall on demand make good to the Landlord all losses costs damages and expenses occasioned to the Landlord by reason of any such default whenever and however occurring PROVIDED that notwithstanding any forbearance of the Landlord in endeavouring to obtain payment of the said rents when they become payable or in enforcing performance or observance of the said covenants and stipulations or to any compromise or arrangement made by the Landlord with the Tenant the Surety shall not thereby be discharged from liability under the foregoing covenant

(2) that if the Tenant shall enter into liquidation (or being an individual or being more than one individual any one of them shall become bankrupt) and the Liquidator or the Trustee in bankruptcy (as the case may be) shall disclaim this Lease or if the same shall become liable to and the Landlord shall secure the forfeiture thereof and if the Landlord shall within three months after such disclaimer or forfeiture (as the case may be) by notice in writing require the Surety to accept a Lease of the demised premises for a term commensurate with the residue which if there had been no disclaimer or forfeiture (as the case may be) would have remained of the term granted by this Lease at the same rents and under the like covenants and stipulations as are by this Lease respectively reserved and contained (the said new Lease and the rights and liabilities thereunder to take effect as from the date of the said disclaimer or forfeiture as the case may be) then and in such case the Surety at his cost shall accept such Lease accordingly and execute a Counterpart thereof

(3) Save where the Surety is an individual the Tenant (insofar as the events hereinafter mentioned in this sub-clause shall be within its knowledge) and the Surety HEREBY JOINTLY AND SEVERALLY COVENANT with the Landlord that if the Surety shall enter into liquidation whether compulsory or voluntary (whether or not for the purpose of reconstruction or amalgamation) forthwith to give notice in writing thereof to the Landlord

               THE FIFTH SCHEDULE hereinbefore referred to
               ------------------
     (1)  In this paragraph the following terms bear the following meanings:-

          (a) "The Index" means the Retail Price Index published by H M Stationery Office or any official publication substituted for it

          (b) "The Initial Cap" means the sum of (pounds)62,748 per annum

     (2) The Service Charge Cap for the accounting period ending during the first year of the said term ("the first accounting period") shall be the Initial Cap

     (3) The Service Charge Cap for the accounting period ("the second accounting period") following the first accounting period shall be the total of:-

          (a)  a sum equal to the Initial Cap and

          (b) an additional sum which bears the same proportion to the Initial Cap as any increase in the figure for the Index last published prior to the beginning or the second accounting period bears to the figure for the Index last published prior to the date of this Lease

     (4) The Service Charge Cap for each subsequent accounting period shall be the total of:-

          (a) the amount for the accounting period immediately preceding that in which this calculation fails to be made (whether such be pursuant to the immediately foregoing paragraph 3 or this paragraph 4) which amount is hereinafter called "the Base Figure"

          (b) an additional sum which bears the same proportion to the Base Figure as any increase in the figure for the Index last published prior to the beginning of the accounting period in question bears to the figure for the Index last published prior to the beginning of the previous accounting period in question

     (5) (a) In the event of any change after the date of this Lease in the reference base used to compile the Index the figure taken to be shown in the Index after the change shall be the figure which would have been shown in the Index if the reference base current at the date of this Lease had been retained

          (b) In the event of it becoming impossible by reason of any change after the date of this Lease in the methods used to compile the Index or

           For any other reason whatsoever to calculate the relevant additional sum by reference to the Index or if any dispute or question whatsoever arises between the parties to this Lease or with respect to the construction or effect of this Schedule the dispute or question shall be determined under the Arbitration Acts 1950 and 1979 (or any statutory modification or re-enactment of them for the time being in force) by a single arbitrator who shall have full power to determine on such date as he shall deem apposite what would have been the increase in the Index had it continued on the basis and given the information assumed to be available for the operation of this paragraph


                                            (  THE COMMON SEAL of RAVENSEFT
   [SEAL]                                   (  PROPERTIES LIMITED was hereunto
                                            (  affixed in the presence of:

                                               Director     /s/

                                               Secretary    /s/